Exhibit 10.2
FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT
     This FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT dated as of March 6, 2006 (this “Amendment”), among USEC INC., a Delaware corporation (“Holdings”), UNITED STATES ENRICHMENT CORPORATION, a Delaware corporation (“Enrichment” and, together with Holdings, the “Borrowers”), the LENDERS UNDER THE CREDIT AGREEMENT REFERRED TO BELOW WHICH ARE PARTY HERETO, JPMORGAN CHASE BANK, N.A., as Administrative and Collateral Agent (the “Administrative Agent”), and THE OTHER FINANCIAL INSTITUTIONS WHICH ARE NAMED IN THE CREDIT AGREEMENT AS “AGENTS” THEREUNDER WHICH ARE PARTY HERETO, amends the Amended and Restated Revolving Credit Agreement dated as of August 18, 2005 (as amended, the “Credit Agreement”), among the Borrowers, the Lenders party thereto, the Administrative Agent and the other financial institutions named therein as “agents” thereunder.
     WHEREAS, the Borrowers and the United States Department of Energy (the “DOE”) have entered into (a) Amendment No. 2 to the December 10, 2004 MOA to Provide for the Transfer of Supplemental Barter Material dated as of February 9, 2006 (the “MOA Amendment”), pursuant to which the Borrowers and the DOE amended the Memorandum of Agreement dated as of December 10, 2004 for the Continued Operation of the Portsmouth S&T Facilities for the Processing of Affected Inventory in Fiscal Year 2005 and Thereafter (as the same may be amended, modified, supplemented, renewed or restated from time to time, the “MOA”) to provide for the transfer by the DOE to the Borrowers of title to an additional 200 MTU of feed material (the “Additional Feed Material”) and (b) First Amendment to Security Agreement dated as of March 6, 2006 (“DOE Security Agreement Amendment No. 1”), pursuant to which the Borrowers and the DOE have amended the DOE Security Agreement to provide for the grant by the Borrowers to the DOE of a security interest in the Additional Feed Material, in the accounts receivable generated by the sale of the Additional Feed Material and in the proceeds thereof to secure the obligations of the Borrower under the MOA;
     WHEREAS, the grant by the Borrowers to the DOE of the liens in the Supplemental Barter Material and the related collateral pursuant to DOE Security Agreement Amendment No. 1 would be prohibited by Section 6.02 of the Credit Agreement;
     WHEREAS, the Borrowers have requested that the Administrative Agent and the Lenders amend the Credit Agreement to permit the Borrowers to execute and deliver DOE Security Agreement Amendment No. 1 and grant the liens to the DOE thereunder and make certain other amendments in connection therewith, and the Administrative Agent and the Lenders are willing to do so, subject to the terms and conditions of this Amendment;
     NOW, THEREFORE, in consideration of the foregoing and the agreements contained herein, the parties hereby agree as follows:
1. Capitalized Terms.
     Capitalized terms used herein which are defined in the Credit Agreement have the same meanings herein as therein, except to the extent that such meanings are amended hereby.
2. Amendments to Credit Agreement.

     Subject to the satisfaction of the terms and conditions set forth in Section 4 hereof and in reliance on the representations set forth in Section 3 hereof, the Borrowers, the Lenders and the Administrative Agent agree that the Credit Agreement is hereby amended, effective as of the date hereof, as follows:
               (a) Amendments to Section 1.01 of the Credit Agreement. Section 1.01 of the Credit Agreement is hereby amended as follows:
     (i) Section 1.01 of the Credit Agreement is hereby amended by inserting the following new definitions therein in appropriate alphabetical order:
     “First Amendment Date” means March 6, 2006.
     “MOA” means that certain Memorandum of Agreement dated as of December 10, 2004 for the Continued Operation of the Portsmouth S&T Facilities for the Processing of Affected Inventory in Fiscal Year 2005 and Thereafter (as the same may be modified, amended, supplemented, renewed or restated from time to time).”
     “Supplemental Barter Material” means natural uranium feed material or other material acceptable to the Borrowers transferred by the DOE to the Borrowers pursuant to Section 7.2(c) of the MOA as payment in kind for services rendered by the Borrowers to the DOE under the MOA.
     (ii) Section 1.01 of the Credit Agreement is hereby further amended by deleting the definitions of “DOE Collateral” and “DOE Security Agreement” set forth therein in their entirety and replacing them with the following:
     “DOE Collateral” means Supplemental Barter Material maintained by the Credit Parties in specifically designated cylinders and physically separated from Eligible Inventory, the Receivables arising from the sale by the Borrowers of such Supplemental Barter Material to the extent such Receivables are identified as DOE Collateral in the Borrowers’ written or electronic records, all contracts and agreements for the sale of such Supplemental Barter Material, books and records related to such Supplemental Barter Material and all proceeds of such Supplemental Barter Material, in each case, which are subject to Liens in favor of the DOE pursuant to the DOE Security Agreement. The Credit Parties shall cause all Supplemental Barter Material constituting DOE Collateral to be maintained in specifically designated cylinders and physically separated from Eligible Inventory, and shall maintain separate written or electronic records identifying all Receivables constituting DOE Collateral.”
     “DOE Security Agreement” means (a) that certain Security Agreement dated as of February 2, 2005 by the Borrowers in favor of the DOE pursuant to which the Borrowers have granted to the DOE security interests in Supplemental Barter Material (as the same may be modified, amended, supplemented, renewed or restated from time to time, provided that after giving effect to any such modification, amendment, supplement, renewal or restatement, such security agreement remains substantially in the form of the original Security Agreement dated as of February 2, 2005 but for the inclusion of additional Supplemental Barter Material as collateral thereunder) and (b) any other security agreement entered into by the Borrowers and the DOE after the First Amendment Date pursuant to which the Borrowers grant to the DOE security interests in Supplemental Barter Material and substantially in the form of the security agreement referred to in clause (a) hereof (as the same may be modified, amended, supplemented, renewed or restated from time to time, provided that after giving effect to any

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such modification, amendment, supplement, renewal or restatment, such security agreement remains substantially in the form of the original security agreement but for the inclusion of additional Supplemental Barter Material as collateral thereunder).”
          (b) Amendment to Section 6.02 of the Credit Agreement. Section 6.02 of the Credit Agreement is hereby amended by (i) deleting the word “and” appearing after the semi-colon at the end of subsection (j) of such Section 6.02, (ii) deleting the period at the end of subsection (k) of such Section 6.02 and replacing it with the following: “; and” and (c) inserting the following as new subsection (l) of such Section 6.02:
               “(l) Liens granted in favor of the DOE on DOE Collateral securing the obligations of the Borrowers under the MOA, provided that, within five (5) Business Days after granting any such Lien, the Borrowers shall have provided to the Administrative Agent copies of the DOE Security Agreement pursuant to which such Liens have been granted, all Uniform Commercial Code financing statements to be filed in connection therewith and any amendment to the MOA or other documents to be entered into in connection therewith.”
3. No Default; Representations and Warranties, etc.
     Each of the Borrowers represents and warrants to the Lenders and the Administrative Agent that as of the date hereof (a) the representations and warranties of the Credit Parties contained in Article III of the Credit Agreement are true and correct in all material respects as of the date hereof as if made on such date (except to extent that such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such date); (b) the Borrowers are in compliance in all material respects with all of the terms and provisions set forth in the Credit Agreement and the other Financing Documents to be observed or performed by them thereunder; (c) no Default or Event of Default shall have occurred and be continuing; and (d) the execution, delivery and performance by the Borrowers of this Amendment (i) have been duly authorized by all necessary corporate and, if required, shareholder action on the part of the Borrowers, (ii) will not violate any applicable law or regulation or the organizational documents of any Borrower, (iii) will not violate or result in a default under any material indenture, agreement or other instrument binding on any Borrower or any of its assets and (iv) do not require any consent, waiver or approval of or by any Person (other than the Administrative Agent and the Lenders) which has not been obtained.
4. Conditions Precedent. The effectiveness of this Amendment shall be conditioned upon the satisfaction of the following conditions precedent:
     (a) Counterparts of Amendment. The Agent shall have received either (i) a counterpart of this Amendment signed on behalf of the Borrowers and the Required Lenders and counterparts of the Ratification of Guarantees attached hereto signed on behalf of NAC Holdings Inc. and NAC International Inc., as guarantors, or (ii) written evidence reasonably satisfactory to the Agent (which may include telecopy transmission of a signed signature page of this Amendment or such Ratification of Guarantees, as applicable) that such parties have signed a counterpart of this Amendment and such Ratification of Guarantees, as applicable.
     (b) DOE Documents. The Administrative Agent shall have received copies of the MOA Amendment duly executed by the DOE and the Borrowers, and the same shall be in form and substance reasonably satisfactory to the Administrative Agent.
     (c) Other Documents. The Administrative Agent shall have received such certificates and other documents in connection with the transactions contemplated hereby as the Administrative Agent shall

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have requested, all of which shall be in form and substance reasonably satisfactory to the Administrative Agent.
5. Additional Agreements. The Borrowers will promptly furnish to the Administrative Agent (a) in no event later than three (3) Business Days after the date hereof, copies of the DOE Security Agreement Amendment No. 1 duly executed by the DOE and the Borrowers, which shall be substantially in the form attached hereto as Exhibit A and (b) copies of any Uniform Commercial Code financing statements to be filed by the DOE in connection therewith, which shall be in form and substance reasonably satisfactory to the Administrative Agent. The failure of the Borrowers to comply with the terms of this Section 5 shall, at the option of the Administrative Agent, constitute an Event of Default under the Credit Agreement.
6. Miscellaneous.
     (a) The Borrowers, the Lenders and the Administrative Agent hereby ratify and confirm the terms and provisions of the Credit Agreement and the other Financing Documents and agree that, except to the extent specifically amended hereby, the Credit Agreement, the other Financing Documents and all related documents shall remain in full force and effect. Nothing contained herein shall constitute a waiver of any provision of the Financing Documents, except such waivers or consents as are expressly set forth herein.
     (b) The Lenders hereby authorize the Administrative Agent to file amendments to the Uniform Commercial Code financing statements filed in connection with the Financing Documents confirming that the Collateral securing the obligations of the Borrowers under the Financing Documents does not include the DOE Collateral, to the extent that any such amendment is requested by the DOE or the Borrowers (any such amendments to be in form and substance reasonably satisfactory to the Administrative Agent). For avoidance of doubt, the Credit Parties acknowledge and agree that neither the Credit Parties nor the DOE shall be authorized to file any such amendments to the Uniform Commerical Code financing statements filed in connection with the Financing Documents.
     (c) The Borrowers agree to pay all reasonable expenses, including legal fees and disbursements, incurred by the Administrative Agent in connection with this Amendment and the transactions contemplated thereby.
     (d) This Amendment may be executed in any number of counterparts (including by way of facsimile transmission), each of which, when executed and delivered, shall be an original, but all counterparts shall together constitute one instrument.
     (e) This Amendment shall be governed by the laws of the State of New York and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
[Signature Pages Follow]

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWERS:

USEC INC.

By	/s/ John C. Barpoulis

Name: Title:	John C. Barpoulis Vice President and Treasurer

UNITED STATES ENRICHMENT CORPORATION

By:	/s/ John C. Barpoulis

Name: Title:	John C. Barpoulis Vice President and Treasurer

ADMINISTRATIVE AGENT:

JPMORGAN CHASE BANK, N.A., as Administrative and Collateral Agent

By:	/s/ James M. Barbato

Name: Title:	James M. Barbato Vice President
[Signature Pages to First Amendment to Amended and Restated Revolving Credit Agreement]

LENDERS:

JPMORGAN CHASE BANK, N.A.

By:	/s/ James M. Barbato

Name: Title:	James M. Barbato Vice President

MERRILL LYNCH CAPITAL, a division of MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC., as Co-Syndication Agent and a Lender

By:	/s/ Mark Gertzof

Name: Title:	Mark Gertzof Director, Team Leader

GMAC COMMERCIAL FINANCE LLC, as Co-Documentation Agent and a Lender

By:	/s/ Thomas Maile

Name: Title:	Thomas Maile Director

WACHOVIA BANK, NATIONAL ASSOCIATION, as Co-Documentation Agent and a Lender

By:	/s/ Jason Searle

Name: Title:	Jason Searle Vice President

SIEMENS FINANCIAL SERVICES, INC.

By:	/s/ Frank Amodio

Name: Title:	Frank Amodio Vice President – Credit

SOVEREIGN BANK
[Signature Pages to First Amendment to Amended and Restated Revolving Credit Agreement]

By:	/s/ Steven Fahringer

Name: Title:	Steven Fahringer Vice President

WELLS FARGO FOOTHILL, LLC

By:	/s/ Dennis King

Name: Title:	Dennis King Vice President

THE FOOTHILL GROUP, INC.

By:	/s/ Dennis R. Ascher

Name: Title:	Dennis R. Ascher Sr. VP
[Signature Pages to First Amendment to Amended and Restated Revolving Credit Agreement]

RATIFICATION OF GUARANTEES
     Each of the undersigned Guarantors hereby acknowledges and consents to the foregoing First Amendment to Amended and Restated Revolving Credit Agreement dated as of March 6, 2006 (the “First Amendment”) among USEC Inc. (“Holdings”), United States Enrichment Corporation (“Enrichment” and, together with Holdings, the “Borrowers”), the Lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent (the “Administrative Agent”), and the other financial institutions named therein as “agents”, confirms that the obligations of the Borrowers under the Credit Agreement, as amended by the First Amendment, constitute “Guaranteed Obligations” guarantied by and entitled to the benefits of each respective Amended and Restated Guarantee dated as of August 18, 2005 executed and delivered by each such Guarantor to the Administrative Agent, the Issuing Bank, the Lenders and the other Secured Parties (each a “Guarantee” and collectively, the “Guarantees”), agrees that its respective Guarantee remains in full force and effect and ratifies and confirms all of its obligations thereunder. Capitalized terms used but not otherwise defined herein shall have the meanings attributed to them in the Guarantees.

GUARANTORS:

NAC HOLDING INC.

By:	/s/ Peter Walier

Name: Title:	Peter Walier President

NAC INTERNATIONAL INC.

By:	/s/ Peter Walier

Name: Title:	Peter Walier President
[Signature Pages to Ratification of Guarantees]

EXHIBIT A
FIRST AMENDMENT TO SECURITY AGREEMENT
     This FIRST AMENDMENT TO SECURITY AGREEMENT dated as of March 6th, 2006 (this “Amendment”), is made by UNITED STATES ENRICHMENT CORPORATION, a Delaware corporation (the “Company”), USEC INC., a Delaware corporation (“Parent”) and, together with the Company, “USEC”), and the UNITED STATES DEPARTMENT OF ENERGY (“DOE”) amends the Security Agreement dated as of February 2, 2005 (as amended, the “Security Agreement”), by USEC in favor of DOE.
     WHEREAS, USEC and DOE have entered into that certain Amendment No. 2 to the December 10, 2004 MOA to Provide for the Transfer of Supplemental Barter Material dated as of February 9, 2006, pursuant to which USEC and DOE amended the Memorandum of Agreement dated as of December 10, 2004 for the Continued Operation of the Portsmouth S&T Facilities for the Processing of Affected Inventory in Fiscal Year 2005 and Thereafter (as the same may be modified, amended, supplemented, renewed or restated from time to time, the “MOA”) to provide for the transfer by DOE to USEC of title to an additional 200 MTU of feed material (the “Additional Feed Material”);
     WHEREAS, USEC and DOE desire to amend the Security Agreement to provide for the grant by USEC to DOE of a security interest in the Additional Feed Material, in the accounts receivable generated by the sale of the Additional Feed Material and in the proceeds thereof to secure the obligations of USEC under the MOA;
     NOW, THEREFORE, in consideration of the foregoing and the agreements contained herein, the parties hereby agree as follows:
1. Capitalized Terms.
     Capitalized terms used herein which are defined in the Security Agreement have the same meanings herein as therein, except to the extent that such meanings are amended hereby.
2. Amendments to Security Agreement.
     The Security Agreement is hereby amended, effective as of the date hereof, as follows:
          (a) Amendments to Section 1.1 of the Security Agreement. Section 1.1 of the Security Agreement is hereby amended by deleting the definition of “Feed Material” set forth therein in its entirety and replacing it with the following:
     “ “Feed Material” shall mean all the cylinders identified on Schedule A and Schedule B and all contents thereof.”
          (b) Amendment to Schedules to the Security Agreement. The Security Agreement is hereby amended by inserting Schedule B attached hereto following Schedule A.
3. No Default; Representations and Warranties, etc.
     USEC represents and warrants to DOE that as of the date hereof (a) the representations and warranties of USEC contained in Article III of the Security Agreement are true and correct in all material respects as of the date hereof as if made on the date hereof (except to extent that such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such date); (b) USEC is in compliance in all material respects with all of the terms and provisions set forth in the Security Agreement to be observed or performed by it thereunder; (c) no Event of Default shall have occurred and be continuing; and (d) the execution, delivery and performance by USEC of this Amendment (i) have been duly authorized by all necessary corporate action on the part of USEC, (ii) will not violate any applicable law or regulation or the organizational documents of USEC, (iii) will not violate or result in a default under any material contract or other instrument binding on USEC or any of its assets and (iv) do not require any authorization, consent, or approval of, or declaration or filing with, any governmental authority.
4. Financing Statements. USEC authorizes DOE to file financing statements under the Uniform Commercial Code with the office of the Secretary of State of the State of Delaware describing the Collateral as it relates to the Additional Feed Material listed in Schedule B. At DOE’s request, USEC shall prepare and upon DOE’s authorization file at USEC’s expense filing statements under the Uniform Commercial Code with the office of the Secretary of State of the State of Delaware describing the Collateral as it relates to the Additional Feed Material listed in Schedule B.
5. Miscellaneous.
     (a) On and after the effective date of this Amendment, each reference in the Security Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring to the Security Agreement shall mean and be a reference to the Security Agreement as amended hereby.
     (b) USEC and DOE hereby ratify and confirm the terms and provisions of the Security Agreement and agree that, except to the extent specifically amended hereby, the Security Agreement and all related documents shall remain in full force and effect. Nothing contained herein shall constitute a waiver of any provision of the Security Agreement, except such waivers or consents as are expressly set forth herein.
     (c) This Amendment may be executed in any number of counterparts (including by way of facsimile transmission), each of which, when executed and delivered, shall be an original, but all counterparts shall together constitute one instrument, and shall become effective when copies hereof which, when taken together, bear the signatures of each of the parties hereto shall be delivered to DOE.
     (d) Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.
          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

UNITED STATES ENRICHMENT CORPORATION

By:	/s/ John C. Barpoulis

Name: Title:	John C. Barpoulis Vice President and Treasurer

USEC INC.

By:	/s/ John C. Barpoulis

Name: Title:	John C. Barpoulis Vice President and Treasurer

UNITED STATES DEPARTMENT OF ENERGY

By:	/s/ William E. Murphie

Name: Title:	William E. Murphie Manager, PPPO